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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Form 10-K of Kensey Nash Corporation (the "Company") for the fiscal year ended June 30, 2002 as filed with the Securities and exchange Commission on the date hereof (the "Report"), I, Joseph W. Kaufmann, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



              Dated: September 30, 2002      /s/ Joseph W. Kaufmann
                                             -----------------------------------
                                             Joseph W. Kaufmann
                                             Chief Executive Officer